EXHIBIT  23.1
CONSENT  OF  THOMAS  LEGER  &  CO.  LLP


                          INDEPENDENT AUDITORS' CONSENT
              ----------------------------------------------------

We consent to the incorporation by reference in this Registration Statement of AgroCan Corporation on Form S-8 of our report dated January 14, 2003 incorporated in the Annual Report on Form 10-KSB of AgroCan Corporation for the year ended September 30, 2002.



Thomas  Leger  &  Co.  L.L.P.

Houston,  Texas
April  1,  2003


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